Exhibit 10.6

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 2023 (this “Fifth Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”, and together with US Top Borrower and US Borrower, the “Term Borrowers”), the Revolving Borrowers party hereto (together with the Term Borrowers, the “Borrowers”), the Loan Guarantors party hereto, each financial institution identified on the signature pages hereto as a Fifth Amendment Incremental Term Lender” (collectively, the “Fifth Amendment Incremental Term Lenders”), the other Lenders party hereto and Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this Fifth Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and in effect on the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the Fifth Amendment Incremental Term Lenders and the Administrative Agent, have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement, the Borrower Representative has requested that the Fifth Amendment Incremental Term Lenders make an Incremental Term Loan (such Incremental Term Facility, the “Fifth Amendment Incremental Term Facility”, the commitments under such Fifth Amendment Incremental Term Facility hereinafter referred to as the “Fifth Amendment Dollar Incremental Term Loan Commitments” and the Incremental Term Loans provided pursuant thereto, the “Fifth Amendment Dollar Incremental Term Loans”) to the Term Borrowers on the Fifth Amendment Effective Date (as defined below) in an aggregate principal amount of $475,000,000, it being understood that the Fifth Amendment Dollar Incremental Term Loans will be a new and separate Class of Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents;

WHERAS, the Borrower Representative has requested that the Administrative Agent agree to make certain other amendments to the Existing Credit Agreement to effectuate the Fifth Amendment Dollar Incremental Term Loan Commitments, and the Administrative Agent, Holdings and the Borrowers have agreed, subject to the terms and conditions hereinafter set forth, to make such other amendments to the Existing Credit Agreement as set forth herein;

WHEREAS, the Fifth Amendment Incremental Term Lenders have committed to provide the percentage of the entire amount of the Fifth Amendment Dollar Incremental Term Loans set forth opposite its name on Schedule 1 hereto; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Fifth Amendment Dollar Incremental Term Loans.

(a) Subject to the terms and conditions set forth herein, at the Fifth Amendment Effective Date, the Fifth Amendment Incremental Term Lenders agree to make the Fifth Amendment Dollar Incremental Term Loans to the Term Borrowers in an aggregate original principal amount equal to the Fifth Amendment Incremental Term Lender’s Fifth Amendment Dollar Incremental Term Loan Commitment as set forth opposite the Fifth Amendment Incremental Term Lender’s name on Schedule 1 hereto.

(b) Upon the incurrence of the Fifth Amendment Dollar Incremental Term Loans pursuant to this Fifth Amendment, such Fifth Amendment Dollar Incremental Term Loans shall be a new and separate Class of Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) Upon the occurrence of the Fifth Amendment Effective Date, the Fifth Amendment Incremental Term Lender (i) shall be obligated to make the Fifth Amendment Dollar Incremental Term Loans as provided in this Fifth Amendment on the terms, and subject to the conditions, set forth in this Fifth Amendment and (ii) to the extent provided in this Fifth Amendment and the Amended Credit Agreement, shall have the rights and obligations of a Lender thereunder and the other applicable Loan Documents.

(d) The Fifth Amendment Dollar Incremental Term Loan Commitments of each Fifth Amendment Incremental Term Lender will terminate upon the making of the Fifth Amendment Dollar Incremental Term Loans on the Fifth Amendment Effective Date.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the satisfaction of all conditions precedent set forth in Section 3 below, on and after the Fifth Amendment Effective Date the Existing Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the form of Amended Credit Agreement attached as Annex I hereto.

SECTION 3. Conditions.

(a) Conditions to Effectiveness of the Amendments. The effectiveness of this Fifth Amendment is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Fifth Amendment Effective Date”):

(i) this Fifth Amendment shall have been duly executed by each Loan Party, the Administrative Agent and the Fifth Amendment Incremental Term Lenders (which may include a copy transmitted by facsimile or other electronic method);

(ii) the Administrative Agent (or its counsel) shall have received, on behalf of the Fifth Amendment Incremental Term Lenders on the Fifth Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Fifth Amendment Effective Date and addressed to the Administrative Agent and the Fifth Amendment Incremental Term Lenders;

(iii) the Administrative Agent shall have received, on behalf of the Fifth Amendment Incremental Term Lenders, a certificate of a Responsible Officer of each Borrower (or the Borrower Representative on its respective behalf), dated as of the Fifth Amendment Effective Date, which shall (i) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Fifth Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (ii) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in Section 4.01(d) of the Existing Credit Agreement;

(iv) the Administrative Agent shall have received, on behalf of the Fifth Amendment Incremental Term Lenders, an executed Borrowing Request in accordance with Section 2.03 of the Existing Credit Agreement in respect of the Fifth Amendment Dollar Incremental Term Loans; it being understood that the requirement to deliver such Borrowing Request shall not result in the imposition of any condition precedent that is otherwise expressly set forth herein;

(v) the representations and warranties of each Loan Party in Section 4 shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(vi) no Default or Event of Default exists on the Fifth Amendment Effective Date or would result from the Initial Incremental Transactions (as defined in that certain Second Amended and Restated Incremental Commitment Letter, dated as of January 14, 2023, by and among the Borrower Representative and the Project Grace Arrangers (the “Project Grace Commitment Letter”)) or from the application of the proceeds of the Fifth Amendment Dollar Incremental Term Loans;

(vii) prior to or substantially concurrently with the Fifth Amendment Effective Date, the Borrower Representative shall have paid to the Administrative Agent, for distribution to each applicable Fifth Amendment Incremental Term Lender, (a) all fees required to be paid by the Borrower Representative on the Fifth Amendment Effective Date pursuant to the Project Grace Fee Letter, and (b) all expenses required to be paid on the Fifth Amendment Effective Date pursuant to the Project Grace Commitment Letter, in the case of this clause (b), to the extent invoiced at least three Business Days prior to the Fifth Amendment Effective Date, or such later date to which the Borrower Representative may agree (which amount may be offset against the proceeds of the Fifth Amendment Dollar Incremental Term Loans);

(viii) the Administrative Agent shall have received, on behalf of the Fifth Amendment Incremental Term Lenders, a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (v) and (vi) of this Section 3(a);

(ix) the Administrative Agent shall have received, on behalf of the Fifth Amendment Incremental Term Lenders, the following financial information:

(a)

the audited consolidated balance sheet of Grace as of December 31, 2021 and December 31, 2020 and the related audited statements of income and cash flows of Grace for the fiscal years ended on such dates (together with the notes and schedules thereto) the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (a);

(b)

the unaudited consolidated balance sheet of Grace as of March 31, 2022 and the related unaudited statements of income and cash flows of Grace for the 3 months ended March 31, 2022 (together with the notes and schedules thereto); the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (b);

(c)

the unaudited consolidated balance sheet of Grace as of June 30, 2022 and the related unaudited statements of income and cash flows of Grace for the 6 months ended June 30, 2022 (together with the notes and schedules thereto); the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (c);

(d)

a pro forma consolidated balance sheet and a related consolidated statement of income of Intermediate Dutch Holdings as of and for, as applicable, the 12-month period ended on June 30, 2022, prepared in good faith after giving pro forma effect to the Transactions (as defined in the Project Grace Commitment Letter), as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income); the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (d);

provided, that no financial statement or pro forma financial statement will be required to include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

(x) the Administrative Agent shall have received, on behalf of the Fifth Amendment Incremental Term Lenders, at least three Business Days prior to the Fifth Amendment Effective Date, (i) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (ii) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for such Borrower regarding beneficial ownership in relation to such Borrower, in each case of clauses (i) and (ii), that has been reasonably requested by any Lender in writing at least 10 Business Days in advance of the Fifth Amendment Effective Date; and

(xi) the Administrative Agent shall have received, on behalf of the Fifth Amendment Incremental Term Lenders, a solvency certificate executed by the chief financial officer (or other officer with reasonably equivalent responsibilities) of Intermediate Dutch Holdings substantially in the form attached to the Project Grace Commitment Letter.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Fifth Amendment, each Borrower hereby make the representations and warranties in Article 3 of the Credit Agreement and each other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Fifth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Fifth Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Fifth Amendment Effective Date, this Fifth Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Fifth Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Fifth Amendment.

(d) On and after the Fifth Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Fifth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments constituted by this Fifth Amendment shall, collectively, constitute an “Incremental Facility Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6. Ticking Fee. On the third Business Day following the Fifth Amendment Effective Date, as consideration for the Fifth Amendment Dollar Incremental Term Loan Commitments, the Borrowers agree to pay to the Administrative Agent, for the account of each Fifth Amendment Incremental Term Lender, a ticking fee (the “Ticking Fee”) on the amount of Fifth Amendment Dollar Incremental Term Loan Commitments that were held by such Fifth Amendment Incremental Term Lender on the Fifth Amendment Effective Date which shall be paid at a per annum rate (calculated on the basis of a year of 360 days and the actual number of days elapsed during the applicable period) equal to (i) from and including the date that is 46 days after February 13, 2023 (the “Allocation Date”) through and excluding the date that is the earlier of (x) the Fifth Amendment Effective Date and (y) 91 days after the Allocation Date, 50% of the Applicable Rate applicable to Fifth Amendment Dollar Incremental Term Loans that are Term SOFR Rate Loans and (ii) from and including the date that is 91 days after the Allocation Date through and excluding the Fifth Amendment Effective Date, 100% of the Applicable Rate applicable to Fifth Amendment Dollar Incremental Term Loans that are Term SOFR Rate Loans. The Ticking Fee shall be earned on, and subject to the occurrence of, the Fifth Amendment Effective Date.

SECTION 7. Amendments; Execution in Counterparts; Severability.

(a) This Fifth Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 2.22 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Fifth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Fifth Amendment in any jurisdiction.

SECTION 8. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will serve as Administrative Agent under the Amended Credit Agreement.

SECTION 9. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FIFTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIFTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 10. Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only, are not part of this Fifth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fifth Amendment.

SECTION 11. Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and each such counterpart, taken together, shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement, including, without limitation, the Fifth Amendment Dollar Incremental Term Loans, (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest the Fifth Amendment Dollar Incremental Term Loans and (vi) nothing contained in this Fifth Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Justin Nuccio
Name:	Justin Nuccio
Title:	Director

By:	/s/ Leonard Kruimer
Name:	Leonard Kruimer
Title:	Director

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Frank Wanschers
Name:	Frank Wanschers
Title:	Director A

By:	/s/ Mick Hoogwoud
Name:	Mick Hoogwoud
Title:	Director B

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Jim Peck
Name:	Jim Peck
Title:	Chief Executive Officer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER INC.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur—Under powers of attorney from
Indy Dutch Bidco B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS:

NIELSEN CONSUMER, INC.
NIELSEN PRECIMA, LLC.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from The Nielsen Company (Europe) SÀRL and Nielsen Consumer LLC
Title:	Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from TNC Europe B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN SUB HOLDINGS I B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from
AC Nielsen (Nederland) B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory NIELSEN PRECIMA B.V.

NIELSEN PRECIMA B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from
Nielsen Precima B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

REVOLVING BORROWER

NIELSEN CONSUMER LLC

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent,

By:	/s/ Taelitha Bonds-Harris
Name:	Taelitha Bonds-Harris
Title:	Assistant Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Fifth Amendment Incremental Term Lender

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Executive Director

[Signature Page to Fifth Amendment to Credit Agreement]